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                                                                    Exhibit 23.6

                        CONSENT OF HAZEL & THOMAS, P.C.


     We hereby consent to the filing of our opinion as an exhibit to the Abigail Adams National Bancorp, Inc. Registration Statement on Form S-4, as amended, and to the reference to our firm under the captions "Proposed Merger of Ballston and Subsidiary--Certain Material Federal Income Tax Consequences," and "Legal Matters" in the Proxy Statement/Prospectus that forms a part of the Registration Statement.


                                                     HAZEL & THOMAS, P.C.


October 17, 1997